UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2010 deltathree, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28063	13-4006766
(Commission File Number)	(IRS Employer Identification No.)

224 West 35th Street, New York, N.Y.	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 500-4850

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (c)  On September 19, 2010, deltathree, Inc. (the “Company”) entered into the Offer of Employment Letter with Arie Rand attached as Exhibit 10.1 hereto (the “Offer Letter”).  Pursuant to the terms of the Offer Letter, Mr. Rand will join the Company on or about October 3, 2010 (the “Starting Date”), and assume the positions of Chief Financial Officer and Treasurer upon the effectiveness of Ziv Zviel’s resignation as Chief Financial Officer and Treasurer. As more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2010, Mr. Zviel tendered his resignation as Chief Financial Officer and Treasurer to pursue another employment opportunity on August 31, 2010.  The resignation will be effective mid-October 2010 on such date as will be determined by the Company and Mr. Zviel. Until the effective date of Mr. Zviel’s resignation and Mr. Rand assuming the positions of Chief Financial Officer and Treasurer, Mr. Zviel and Mr. Rand will work closely to prepare for the transition.

Prior to joining the Company, Mr. Rand, age 50, provided private consulting and management services during 2010.  During 2009, Mr. Rand served as a senior executive at SRI Global Group Funds, a holding company specializing in socially responsible investments, where he provided business development and consulting services and served as a partner at one of SRI’s funds.  From 2001 to 2008, Mr. Rand served as the Chief Financial Officer of Top Image Systems, an international software developer listed on Nasdaq and traded on the Tel Aviv Stock Exchange.

 Pursuant to the terms of the Offer Letter, Mr. Rand will receive a monthly salary of $10,000.  In addition, effective as of the Starting Date Mr. Rand will receive a grant of options to purchase 300,000 shares of the Company’s common stock under and in accordance with the Company’s 2009 Stock Incentive Plan.  Mr. Rand will also be eligible to receive an annual bonus under the Company’s bonus plan.  Termination of the Offer Letter by either the Company or Mr. Rand will require 60 days’ notice.  Mr. Rand will also receive benefits and perquisites that are generally provided by the Company to other officers of the Company.

Item 7.01    Regulation FD Disclosure.

On September 22, 2010, the Company issued a press release announcing the appointment of Mr. Rand.  The press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Document
10.1	Offer of Employment Letter between the Company and Mr. Rand, dated September 19, 2010.
99.1	Press release issued by the Company dated September 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTATHREE, INC.

By:	/s/ Peter Friedman
Name: Peter Friedman
Title: General Counsel and Secretary

Dated: September 22, 2010

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer of Employment Letter between the Company and Mr. Rand, dated September 19, 2010.
99.1	Press release issued by the Company dated September 22, 2010.